EXHIBIT 99.2

Certification of Chief Financial Officer
Pursuant to
18 U.S.C. §1350,
As Adopted Pursuant To
Section 906 OF the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Endocardial Solutions, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Robert Paulson, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Robert Paulson, Jr.
J. Robert Paulson, Jr. Chief Financial Officer May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Endocardial Solutions, Inc. and will be retained by Endocardial Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.